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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) May 14, 2001

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-15781                04-3510455
      --------                       ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








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ITEM 5.  OTHER EVENTS.
         ------------

      On May 14, 2001, Berkshire Hills Bancorp, Inc. (the "Company"), issued a press release which reported that earnings for the three months ended March 31, 2001 were $0.31 per share and not $0.30 per share as previously reported.

      A press release announcing the revised basic earnings per share is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated May 14, 2001.







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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: May 14, 2001                 By:   /s/ James A. Cunningham, Jr.
                                          --------------------------------------
                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer










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